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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                                    of the
                        Securities Exchange Act of 1934


                       Date of Report (date of earliest
                       event reported):  April 19, 2002



                          Bryn Mawr Bank Corporation
                          --------------------------
            (Exact Name of Registrant as specified in its charter)

        Pennsylvania                    0-15261                  23-2434506
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(State or other jurisdiction          (Commission             (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)

                   801 Lancaster Avenue, Bryn Mawr, PA 19010
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Registrant's telephone number, including area code:  610-525-2300
                                                     ------------


                                     None
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(Former name or former address, if changed since last report)

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Item 5.   Other Matters
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          On April 19, 2002, the Registrant issued a press release announcing that it acquired 71,936 shares of the Registrant's common stock for $34.00 per share. This stock had been beneficially owned or held in trust or in custody by or for the benefit of Robert L. Stevens, Chairman of the Corporation's Board of Directors or his wife, Sydney D. Stevens.

          The foregoing is a summary of the press release which is attached as Exhibit A to this report and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    BRYN MAWR BANK CORPORATION

                                    By:_______________________________________
                                       Frederick C. Peters II, President
                                         and Chief Executive Officer

Date: April 22, 2002

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